INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — 38.3%
Communication Services — 26.9%
169,531	TerreStar Corporation (a)(b)(c)(d)(e)	57,513,392

Consumer Discretionary — 0.7%
56,965	K12, Inc. (e)(f)	1,551,727

Healthcare — 2.4%
77,700	Aerie Pharmaceuticals, Inc. (e)(g)	1,146,852
61,625	Brookdale Senior Living, Inc. (e)	181,794
232,800	Heron Therapeutics, Inc. (e)(f)	3,424,488
17,200	Patterson (f)(g)	378,400
5,500	Surgery Partners, Inc. (e)	63,635

		5,195,169

Materials — 1.7%
730,484	MPM Holdings, Inc. (e)	3,652,420

Real Estate — 5.6%
70,700	City Office, REIT (f)	711,242
300,100	GAF REIT (c)(e)	2,952,774
66,300	Independence Realty Trust, Inc., REIT (f)	761,787
101,918	Jernigan Capital, Inc., REIT (f)	1,394,238
121,123	NexPoint Real Estate Finance (c)	2,028,810
158,043	NexPoint Residential Trust, REIT (c)(f)	5,586,820
44,387	RAIT Financial Trust, REIT (e)	—
280,000	United Development Funding IV, REIT	462,000

		13,897,671

	Total U.S. Equity (Cost $76,371,089)	81,810,379

Non-U.S. Equity — 26.7%
Communication Services — 1.7%
77,866	Grupo Clarin, Class B (e)(h)	23,005
189,945	Loral Space & Communications, Inc. (f)(h)	3,707,726

		3,730,731

Consumer Discretionary — 2.6%
4,800	MercadoLibre, Inc. (e)(f)(h)	4,731,696
718	Toys ‘R’ Us (e)(h)	75,642
718	Tru Kids, Inc. (e)(h)	680,783

		5,488,121

Energy — 6.5%
29,751	NextDecade Corp. (e)(g)(h)	64,262
53,200	Plains GP Holdings, Class A (f)(h)	473,480
131,600	Targa Resources (f)(h)	2,641,212
121	Transocean (e)(h)	221
566,995	Williams Cos., Inc. (f)(h)	10,784,245

		13,963,420

Financials — 0.3%
188,858	Grupo Supervielle SA ADR (g)(h)	415,487
31,700	Itau Unibanco Holding ADR (f)(h)	148,673

		564,160

Shares		Value ($)
Non-U.S. Equity (continued)
Industrials — 0.7%
38,549	American Airlines Group, Inc. (g)(h)	503,836
65,931	GL Events (h)	916,652

		1,420,488

Information Technology — 3.0%
119,188	Avaya Holdings Corp. (e)(f)(g)(h)	1,473,164
124,700	StoneCo, Class A (e)(g)(h)	4,833,372

		6,306,536

Utilities — 11.9%
202,250	Central Puerto ADR (h)	513,715
67,700	Pampa Energia ADR (e)(f)(h)	710,173
1,306,000	Vistra Energy Corp. (f)(h)	24,317,720

		25,541,608

	Total Non-U.S. Equity (Cost $105,991,553)	57,015,064

U.S. Master Limited Partnerships — 9.8%
Energy — 9.8%
65,168	Crestwood Equity Partners	854,353
1,558,690	Energy Transfer LP (f)	11,097,873
385,923	MPLX LP (f)	6,668,749
236,900	Western Midstream Partners LP (f)	2,378,476

	Total U.S. Master Limited Partnerships (Cost $51,602,682)	20,999,451

Principal Amount ($)
U.S. Senior Loans (j) — 9.2%
Communication Services — 7.2%
15,573,365	TerreStar Corporation, Term Loan A, cash/0% PIK 02/25/22 (a)(b)(c)	15,479,925

Energy — 0.2%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	474,869

Retail — 0.7%
1,935,530	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	1,567,779

Service — 1.0%
2,500,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	2,086,825

INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Utilities — 0.1%
471,039,553	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (k)	120,115

	Total U.S. Senior Loans (Cost $54,734,539)	19,729,513

Non-U.S. Non-U.S. Government Bond — 7.4%
Sovereign — 7.4%
40,000,000	Argentine Republic Government International Bond 3.75%, 12/31/38 (h)	15,771,800

	Total Non-U.S. Government Bond (Cost $20,739,965)	15,771,800

Shares
U.S. LLC Interest — 6.8%
Real Estate — 6.8%
124,046	NREF OP I, L.P., REIT (c)(e)	2,077,771
6,773,494	SFR WLIF I, LLC (a)(b)(c)	5,591,452
4,437,497	SFR WLIF II, LLC (a)(b)(c)	3,685,208
3,789,008	SFR WLIF III, LLC (a)(b)(c)	3,280,182

	Total U.S. LLC Interest (Cost $17,480,920)	14,634,613

Principal Amount ($)
Non-U.S. Asset-Backed Securities — 4.3%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 5.44%, 2/1/2026 (h)(l)	2,793,400
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR ICE LIBOR USD 3 Month+6.520%, 7.21%, 11/1/2026 (h)(l)	2,730,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.49%, 5/1/2026 (h)(l)	1,950,000
4,067,596	Acis CLO, Ltd., Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+5.150%, 5.84%, 5/1/2026 (h)(l)	1,667,714
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(b)(h)(l)	44,940

	Total Non-U.S. Asset-Backed Securities (Cost $13,024,327)	9,186,054

Units		Value ($)
U.S. Rights — 3.3%
Utilities — 3.3%
7,905,143	Texas Competitive Electric Holdings Co., LLC (e)	7,114,629

	Total U.S. Rights (Cost $22,029,102)	7,114,629

Shares
U.S. Preferred Stock — 3.1%
Energy — 0.3%
105,351	Crestwood Equity Partners (f)(m)	576,270

Financials — 1.0%
127,751	Federal Home Loan Mortgage (e)(g)(m)	1,487,014
58,233	Federal National Mortgage Association (e)(m)	722,161

		2,209,175

Real Estate — 1.8%
370,968	Braemar Hotels & Resorts, REIT (e)(f)(m)	3,743,067

	Total U.S. Preferred Stock (Cost $10,130,630)	6,528,512

Non-U.S. Master Limited Partnership — 0.5%
Energy — 0.5%
64,631	Enterprise Products Partners (f)(h)	1,174,345

	Total Non-U.S. Master Limited Partnership (Cost $1,816,777)	1,174,345

Principal Amount ($)
U.S. Corporate Bonds & Notes — 0.5%
Communication Services — 0.4%
315,654	iHeartCommunications, Inc. 6.38%, 05/01/26	313,236
584,493	8.38%, 05/01/27	536,672

		849,908

Energy — 0.0%
290	Sable Permian Resources Land 7.38%, 11/01/21 (l)(n)	22

Real Estate — 0.1%
400,000	CBL & Associates 5.95%, 12/15/26	116,162

INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
U.S. Corporate Bonds & Notes (continued)
Utilities — 0.0%
3,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, (k)(n)	7,500

	Total U.S. Corporate Bonds & Notes (Cost $3,176,737)	973,592

U.S. Agency Collateralized Mortgage Obligation — 0.5%
1,000,000	FREMF Mortgage Trust, Series K94, Class C 4.10%, 7/25/2052 (l)	1,017,111

	Total U.S. Agency Collateralized Mortgage Obligation (Cost $881,491)	1,017,111

Shares
U.S. Exchange-Traded Fund — 0.3%
8,750	Velocity Shares 3x Long Silver ETN Linked to the S&P GSCI Silver Index	613,725

	Total U.S. Exchange-Traded Fund (Cost $824,777)	613,725

Purchased Put Options (e)(s) — 0.2%
	Total Purchased Put Options (Cost $481,141)	410,165

Units
U.S. Warrants — 0.1%
Healthcare — 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049(a)(b)(e)	236,640

	Total U.S. Warrants (Cost $–)	236,640

Non-U.S. Warrants — 0.1%
Communication Services — 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039 (e)(h)	10,120

Industrials — 0.1%
1,260,362	American Airlines, Expires (e)(h)	182,753

Units		Value ($)
Non-U.S. Warrants (continued)
Information Technology — 0.0%
38,742	Avaya Holdings, Expires 12/18/2022 (e)(h)	46,490

	Total Non-U.S. Warrants (Cost $77,464)	239,363

Principal Amount ($)
Non-U.S. Corporate Bonds & Notes — 0.0%
Energy — 0.0%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(h)(l)(n)	—

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	—

Shares
Non-U.S. Registered Investment Companies — 8.6%
10,000	BB Votorantim Highland Infrastructure LLC (a)(b)(c)	2,761,304
546,382	Highland Merger Arbitrage Fund, Class Z (c)	10,971,356
436,131	NexPoint Strategic Opportunities Fund (c)(f)	4,588,098

	Total Non-U.S. Registered Investment Companies (Cost $23,881,932)	18,320,758

U.S. Cash Equivalents — 1.3%
Money Market Fund (o) — 1.3%
2,893,031	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100%	2,893,031

	Total U.S. Cash Equivalents (Cost $2,893,031)	2,893,031

INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2020	Highland Global Allocation Fund

Principal Amount ($)		Value ($)
Repurchase Agreements (p)(q) — 2.4%
1,188,356	Citigroup Global Markets 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,188,359 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $1,919 - $226,867, 0.500% - 7.500%, 07/31/2021 – 05/20/2070, with a total market value of $1,212,123)	1,188,356
1,188,356	HSBC Securities 0.080%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,188,359 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $1,660 - $504,352, 0.000% - 4.500%, 05/15/2044 – 03/20/2050, with a total market value of $1,212,123)	1,188,356
352,281	JPMorgan Securities 0.070%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $352,282 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $1,312 - $297,027, 0.000% - 2.500%, 10/08/2020 – 04/30/2023, with a total market value of $359,327)	352,281
1,188,356	Nomura Securities 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,188,359 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $6 - $1,184,719, 2.450% - 6.000%, 07/01/2027 – 10/20/2068, with a total market value of $1,212,123)	1,188,356

Principal Amount ($)		Value ($)
Repurchase Agreements (continued)
1,188,356	RBC Dominion Securities 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,188,359 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $0 - $224,089, 0.000% - 7.000%, 07/31/2020 – 07/01/2050, with a total market value of $1,212,123)	1,188,356

	Total Repurchase Agreements (Cost $5,105,705)	5,105,705

Total Investments - 123.4% (Cost $439,972,770)		263,774,450

Shares
Securities Sold Short — (10.8)%
U.S. Exchange-Traded Fund — (3.1)%
(67,430)	ProShares UltraPro QQQ	(6,584,540)

	Total U.S. Exchange-Traded Fund (Proceeds $3,995,890)	(6,584,540)

U.S. Equity — (7.7)%
Communication Services — (6.0)%
(28,400)	Netflix, Inc. (r)	(12,923,136)

Consumer Staples — (1.0)%
(10,500)	WD-40	(2,082,150)

Information Technology — (0.7)%
(5,500)	Coupa Software (i)(r)	(1,523,720)

	Total U.S. Equity (Proceeds $5,724,418)	(16,529,006)

	Total Securities Sold Short- (10.8)% (Proceeds $9,720,308)	(23,113,546)

Other Assets & Liabilities, Net - (12.6)%		(26,933,465)

Net Assets - 100.0%		213,727,439

INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2020	Highland Global Allocation Fund

(a)

Securities with a total aggregate value of $88,593,043, or 41.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $88,593,043, or 41.5% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2020. Please see Notes to Financial Statements.

(c)	Affiliated issuer. Assets with a total aggregate market value of $116,517,092, or 54.5% of net assets, were affiliated with the Fund as of June 30, 2020.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$57,513,392	26.9%

(e)	Non-income producing security.
(f)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $92,328,386.
(g)

Securities (or a portion of securities) on loan. As of June 30, 2020, the market value of securities loaned was $7,197,402. The loaned securities were secured with cash and securities collateral of $7,355,535. Collateral is calculated based on prior day’s prices.

(h)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(i)	Underlying security for a written/purchased option.
(j)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.162% and 0.302%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(k)	Represents value held in escrow pending future events. No interest is being accrued.
(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $10,203,187 or 4.8% of net assets.

(m)	Perpetual security with no stated maturity date.
(n)	The issuer is, or is in danger of being, in default of its payment obligation.
(o)	Rate shown is 7 day effective yield.
(p)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $5,105,705.
(q)	Tri-Party Repurchase Agreement.
(r)	No dividend payable on security sold short.
(s)	Refer to the table below for details on options contracts.

Purchased put option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Proofpoint	$120.00	Jefferies	August 2020	85	$981,920	$89,611	$109,650
Proofpoint	125.00	Jefferies	August 2020	37	427,424	44,744	61,790
Gilead Sciences	82.50	Jefferies	August 2020	240	1,558,320	229,869	177,600
Coupa Software	240.00	Jefferies	August 2020	75	2,077,800	116,917	61,125

						$481,141	$410,165

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of June 30, 2020	Highland Global Allocation Fund

Written call option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Coupa Software	$260.00	Jefferies	August 2020	(55)	$1,523,720	$117,617	$167,200

Written put option contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Gilead Sciences	$70.00	Jefferies	August 2020	(240)	$1,558,320	$103,958	$33,840

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises five portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the period ended June 30, 2020 for Highland Global Allocation Fund (the “Fund”). Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, and Highland Fixed Income Fund are reported separately.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability which provide appropriate pricing services and which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2020 is as follows

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland Global Allocation Fund
Assets
U.S. Equity
Communication Services	$57,513,392	$—	$—	$57,513,392
Consumer Discretionary	1,551,727	1,551,727	—	—
Healthcare	5,195,169	5,195,169	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	13,897,671	13,897,671	—	—
Non-U.S. Equity
Communication Services	3,730,731	3,730,731	—	—
Consumer Discretionary	5,488,121	4,731,696	756,425	—
Energy	13,963,420	13,963,420	—	—
Financials	564,160	564,160	—	—
Industrials	1,420,488	1,420,488	—	—
Information Technology	6,306,536	6,306,536	—	—
Utilities	25,541,608	25,541,608	—	—
U.S. Master Limited Partnerships
Energy	20,999,451	20,999,451	—	—
U.S. Senior Loans
Communication Services	15,479,925	—	—	15,479,925
Energy	474,869	—	474,869	—
Retail	1,567,779	—	1,567,779	—
Service	2,086,825	—	2,086,825	—
Utilities	120,115	—	120,115	—
Non-U.S. Registered Investment Companies	18,320,758	15,559,454	—	2,761,304
Non-U.S. Government Bonds
Sovereign	15,771,800	—	15,771,800	—
U.S. LLC Interest	14,634,613	—	2,077,771	12,556,842
Non-U.S. Asset-Backed Securities	9,186,054	—	9,141,114	44,940
U.S. Rights
Utilities	7,114,629	—	7,114,629	—
U.S. Preferred Stock
Energy	576,270	576,270	—	—
Financials	2,209,175	—	2,209,175	—
Real Estate	3,743,067	—	3,743,067	—
Non-U.S. Master Limited Partnerships
Energy	1,174,345	1,174,345	—	—
U.S. Agency Collateralized Mortgage Obligations	1,017,111	—	1,017,111	—
U.S. Corporate Bonds & Notes
Communication Services	849,908	—	849,908	—
Energy	22	—	22	—
Real Estate	116,162	—	116,162	—
Utilities	7,500	—	7,500	—
U.S. Exchange-Traded Fund	613,725	613,725	—	—
U.S. Purchased Put Options	410,165	410,165	—	—
Non-U.S. Warrants
Communication Services	10,120	—	10,120	—
Industrials	182,753	—	182,753	—

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Information Technology	$46,490	$—	$46,490	$—
U.S. Warrants
Healthcare	236,640	—	—	236,640
Non-U.S. Corporate Bonds & Notes
Energy(1)	—	—	—	—
U.S. Cash Equivalents	2,893,031	2,893,031	—	—
Repurchase Agreements	5,105,705	—	5,105,705	—

Total Assets	263,774,450	119,129,647	56,051,760	88,593,043

Liabilities
Securities Sold Short
Common Stocks
Communication Services	(12,923,136)	(12,923,136)	—	—
Consumer Staples	(2,082,150)	(2,082,150)	—	—
Information Technology	(1,523,720)	(1,523,720)	—	—
Exchange-Traded Fund	(6,584,540)	(6,584,540)	—	—

Total Liabilities	(23,113,546)	(23,113,546)	—	—

Total	$240,660,904	$96,016,101	$56,051,760	$88,593,043

(1)	This Category includes securities with a value of zero.

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2020.

	Balance as of September 30, 2019 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Gain (Loss) $	Net Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of June 30, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2020 $
U.S. Equity
Chemicals	731,871	—	—	—	480,567	—	—	(1,212,438)	—	—
Communication Services	47,134,704	—	—	—	—	10,378,688	—	—	57,513,392	10,378,688
U.S. Senior Loans
Chemicals	1,088,107	—	—	(66,185)	(46,461)	—	—	(975,461)	—	—
Communication Services	14,336,849	—	—	(17)	—	1,143,093	—	—	15,479,925	1,143,098
Non-U.S. Registered Investment
Companies	3,483,081	—	—	—	—	(721,777)	—	—	2,761,304	(721,777)
U.S. LLC Interest	15,207,664	—	—	—	—	(2,650,822)	—	—	12,556,842	(2,650,822)
Non-U.S. Asset-Backed Securities	136,722	—	—	—	—	(91,782)	—	—	44,940	(91,782)
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	—	—	(2,558,727)	—	—	—	(2,558,727)
U.S. Warrants
Healthcare	187,883	—	—	—	—	48,757	—	—	236,640	48,757

Total	84,865,608	—	—	(66,202)	434,106	5,547,430	—	(2,187,899)	88,593,043	5,547,435

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2020 $	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Equity	57,513,392	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $0.95
		Discounted Cash Flow	Discount Rate	15.5%
		Transaction Indication of Value	Enterprise Value ($mm)	$771
		Net Asset Value	N/A	N/A
U.S. Senior Loans	15,479,925	Discounted Cash Flow	Discount Rate	11.35%
			Spread Adjustment	0.35%
Non-U.S. Registered Investment Companies	2,761,304	Net Asset Value	N/A	N/A
U.S. LLC Interest	12,556,842	Discounted Cash Flow	Discount Rate	1.30% - 6.93%
Non-U.S. Asset-Backed Securities	44,940	Discounted Cash Flow	Discount Rate	20.9%
U.S. Warrants	236,640	Black-Sholes Model	Annualized Volatility	77.0%

Total	88,593,043

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: price/MHz-PoP multiple, transaction indication of value, and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of June 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $(38,268,353) was due to the broker for the Fund.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

At June 30, 2020, the Fund did not hold futures contracts.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.

If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or a capital loss if the cost of the closing option is more than the premium received from writing the option. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened or a capital loss if the premium received from a sale is less than the original premium paid. The Fund had transactions in written options for the period ended June 30, 2020.

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of each Fund as of June 30, 2020:

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2020	Highland Global Allocation Fund

Issuer	Shares at September 30, 2019	Beginning Value as of September 30, 2019 $	Purchases at Cost $	Proceeds from Sales $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of June 30, 2020 $	Shares at June 30, 2020	Affiliated Income $
Other Affiliates
Terrestar Corporation (U.S. Equity)	169,531	47,134,704	—	—	—	—	10,378,688	57,513,392	169,531	—
GAF REIT (U.S. Equity)	100	1,000	3,000,000	—	—	—	(48,226)	2,952,774	300,100	—
NexPoint Real Estate Finance (U.S. Equity)	—	—	1,245,188	—	—	—	783,622	2,028,810	121,123	152,554
NexPoint Residential Trust (U.S. Equity)	61,912	2,895,005	2,119,174	(68,724)	—	—	641,365	5,586,820	158,043	18,234
Terrestar Corporation (U.S. Senior Loan)	14,336,849	14,336,849	1,236,516	—	—	—	(93,440)	15,479,925	15,573,365	1,252,229
NREF OP I, L.P. (U.S. LLC Interest)	—	—	2,480,920	—	—	—	(403,149)	2,077,771	124,046	—
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	6,918,447	—	—	—	—	(1,326,995)	5,591,452	6,773,494	693,912
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	4,537,341	—	—	—	—	(852,133)	3,685,208	4,437,497	429,158
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,751,876	—	—	—	—	(471,694)	3,280,182	3,789,008	222,519
Highland Energy MLP Fund (Non-U.S. Master Limited Partnership)	5,166,913	14,415,686	409,406	(15,071,708)	—	27,746,886	—	—	—
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,483,081	—	—	—	—	(721,777)	2,761,304	10,000	—
Highland Merger Arbitrage Fund (Non-U.S. Registered Investment Company)	544,599	10,445,409	34,631	—	—	—	491,316	10,971,356	546,382	34,631
NexPoint Strategic Opportunities Fund (Non-U.S. Registered Investment Company)	436,131	7,819,829	—	(822,505)	—	—	(2,409,226)	4,588,098	436,131	—

Total	35,726,034	115,739,227	10,525,835	(15,962,937)	—	(27,500,270)	33,715,237	116,517,092	32,438,720	2,803,237